SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

February 2, 2005

(Date of report/date of earliest event reported)

SKY FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-14473	34-1372535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 South Church Street

Bowling Green, Ohio 43402

(Address of principal executive offices)

(419) 327-6300

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT.

(a)	On February 1, 2005, Sky Financial Group, Inc. entered into Indemnification Agreements with members of the Board of Directors of Sky Financial Group, Inc. and certain of its affiliates, as well as certain officers of Sky Financial Group, Inc. and its affiliates. The Indemnification Agreements are intended to supplement the indemnification rights of directors and certain officers expressly permitted or provided by Ohio law and pursuant to the Code of Regulations of Sky Financial Group, Inc.

Members of the Board of Directors of Sky Financial Group, Inc. and certain of its affiliates who entered into Director Indemnification Agreements include: George N. Chandler, II, Robert C. Duvall, Marylouise Fennell, D. James Hilliker, Fred H. Johnson, III, Jonathan A. Levy, Gerard P. Mastroianni, Thomas J. O’Shane, Gregory L. Ridler, Emerson J. Ross, Jr., C. Gregory Spangler, Joseph N. Tosh, II, R. John Wean, III, Lee Burdman, Keith D. Burgett, Fred J. Haupt, Patrick J. Johnson, Floyd H. McElwain, Richard M. Osborne, Jr. and Demetrios T. Patrinos.

Members of the Board of Directors of Sky Financial Group, Inc. who entered into Director and Officer Indemnification Agreements include: Marty E. Adams.

Officers of Sky Financial Group, Inc. and/or certain of its affiliates who entered into Officer Indemnification Agreements include: Perry C. Atwood, Phillip C. Clinard, John F. Craven, Richard R. Hollington, III, Frank J. Koch, Robert E. Morrison, Thomas A. Sciorilli, Curtis E. Shepherd, W. Granger Souder, Jr., Les V. Starr, Kevin T. Thompson and Jerry J. Batt.

Forms of the Director Indemnification Agreement, Director and Officer Indemnification Agreement and Officer Indemnification Agreement are included as exhibits under Item 9.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of business acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit 99.1	Form of Director Indemnification Agreement between Sky Financial Group, Inc. and members of the Board of Directors of Sky Financial Group, Inc. and certain of its affiliates.

Exhibit 99.2	Form of Director and Officer Indemnification Agreement between Sky Financial Group, Inc. and members of the Board of Directors of Sky Financial Group, Inc. who also serve as officers of Sky Financial Group, Inc.

Exhibit 99.3	Form of Officer Indemnification Agreement between Sky Financial Group, Inc. and certain officers of Sky Financial Group, Inc. and its affiliates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY FINANCIAL GROUP, INC.

Date: February 2, 2005	BY:	/s/ W. Granger Souder, Jr.
W. Granger Souder, Jr.
Executive Vice President, General
Counsel and Secretary